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                                                                      Exhibit 10
                           UNITED RETAIL GROUP, INC.
                            365 West Passaic Street
                      Rochelle Park, New Jersey 07662-6563

                              October 15, 2000



LIMITED DIRECT ASSOCIATES, L.P.
c/o The Limited, Inc.
Three Limited Parkway
Columbus, Ohio 43230
Attention: Kenneth B. Gilman
           Vice Chairman

Dear Sir or Madam,

     We refer to the Right of First Refusal dated September 7, 1999 between you and us. This letter is to confirm that the expiration date of such Right of First Refusal is hereby extended to October 15, 2001. In consideration of such extension we enclose a check for $1,000.

     Please sign and return the enclosed copy of this letter to evidence your agreement with the foregoing and receipt of the above-mentioned check. Thank you very much.

                              Very truly yours,

                              UNITED RETAIL GROUP, INC.


                              By: /s/ George Remeta
                                 ------------------------------
                              Name: George Remeta
                              Title: Vice Chairman

cc:  Ken Carroll
     Patrick Hectorne

Agreement and receipt of check acknowledged.


LIMITED DIRECT ASSOCIATES, L.P.

By: LIMITED DIRECT, INC.



By: /s/ Patrick Hectorne
   ---------------------------
Name: Patrick Hectorne
Title: Treasurer

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